SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             Form 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 1995



                          LACLEDE GAS COMPANY
___________________________________________________________________
(Exact name of registrant as specified in its charter)


            Missouri                   1-1822       43-0368139
___________________________________________________________________
   (State or other jurisdiction    (Commission   (IRS Employer
       of incorporation)            File Number)  Identifica-
                                                  tion No.)


     720 Olive Street     St. Louis, Missouri        63101
___________________________________________________________________
  (Address of principal executive offices)         (Zip Code)

 Registrant's telephone number, including area code (314) 342-0500
                                                    ______________


                                 NONE
___________________________________________________________________
    (Former name or former address, if changed since last report)












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Item 5.   Other Events.
-----------------------

      Pursuant to an Underwriting Agreement, effective November 16, 1995 (the "Underwriting Agreement"), Laclede Gas Company (the "Registrant"), on November 21, 1995, sold to the Underwriters named on Schedule I of the attached Underwriting Agreement $25,000,000 aggregate principal amount of its First Mortgage Bonds, 6 1/2% Series due November 15, 2010 (the "Bonds"). The Bonds have been issued under a Mortgage and Deed of Trust, dated as of February 1, 1945, under which Mercantile Bank of St. Louis National Association is successor Trustee. Such Mortgage and Deed of Trust had previously been amended and supplemented and has been further supplemented by a Twenty-Second Supplemental Indenture, dated as of November 15, 1995 (the "Supplemental Indenture"). The registration statement on Form S-3 with respect to the First Mortgage Bonds of the Registrant, including the Bonds (File No. 33-60996), was filed by the Registrant on April 13, 1993 and declared effective by the Securities and Exchange Commission on April 21, 1993. Copies of the Underwriting Agreement and the Supplemental Indenture are attached hereto as Exhibits 1.01 and 4.01, respectively.

Item 7.   Exhibits.
-------------------
      Reference is made to the information contained in the Index to Exhibits filed as part of this Form 8-K.
































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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LACLEDE GAS COMPANY
                                         -------------------
                                            (Registrant)


                                        By: GERALD T. MCNEIVE, JR.
                                            ----------------------
                                            Gerald T. McNeive, Jr.
                                            Senior Vice President-
                                            Finance and Chief Financial
                                            Officer


November 30, 1995
_________________
   (Date)





























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Index to Exhibits

Exhibit No.
__________

1.01          Underwriting Agreement, dated
              November 16, 1995, entered into by the
              Registrant and the Underwriters
              relating to the Bonds.

4.01 Twenty-Second Supplemental Indenture dated as of November 15, 1995, to Company's
              Mortgage and Deed of Trust, dated as
              of February 1, 1945.